===========================================================================




                SECURITIES AND EXCHANGE COMMISSION



                      WASHINGTON, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                     ------------------------


        Date of Report (Date of earliest event reported):
                           June 1, 1996


                   COLLINS & AIKMAN CORPORATION
      (Exact name of registrant as specified in its charter)


   Delaware                 1-10218                     13-3489233
- ---------------      -----------------------       -------------------
(State or other      (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification No.)
incorporation)


                       701 McCullough Drive
                 Charlotte, North Carolina 28262
       (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:
                          (704) 547-8500



===========================================================================

Item 5.  Other Events

          On June 1, 1996, First Union National Bank of North Carolina, a North Carolina corporation ("First Union"), executed a Statement of Eligibility and Qualification on Form T-1 of Trustee in connection with being designated to act as the trustee under an indenture for a proposed offering of $400 million of debt securities of Collins & Aikman Products Co., a wholly owned subsidiary of Collins & Aikman Corporation.

          For further information see First Union's Statement of Eligibility and Qualification on Form T-1 of Trustee, which is hereby incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

          (c) The exhibits furnished in connection with this report are as follows:

          25 - Statement of Eligibility and Qualification on Form
T-1 of Trustee.

                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                COLLINS & AIKMAN CORPORATION
                                (Registrant)


Dated: June 4, 1996             By /s/ J. Michael Stepp
                                   -------------------------------
                                   J. Michael Stepp
                                   Executive Vice President
                                   & Chief Financial Officer